UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 27, 2021

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma		73116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.10	LXU	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 27, 2021 (the “Closing Date”), in connection with the closing under the Securities Exchange Agreement dated as of July 19, 2021 (the “Securities Exchange Agreement”) by and between LSB Industries, Inc. (the “Company”) and LSB Funding LLC (the “Holder”), an affiliate of Eldridge Industries, LLC, of the previously announced transaction (the “Exchange Transaction”), whereby the Holder exchanged all of the outstanding Series E-1 and Series F-1 Redeemable Preferred Stock (“Series E-1 Preferred” and “Series F-1 Preferred”) held by the Holder for shares of the Company’s common stock, par value $0.10 (the “Common Stock”), the Company, the Holder and the other parties to that certain Board Representation and Standstill Agreement dated as of December 4, 2015, as amended on October 26, 2017 and October 18, 2018, entered into an Amendment and Waiver to Board Representation and Standstill Agreement dated September 27, 2021, to (a) eliminate certain prohibited activities thereunder, including, among other things, (i) the ability of the Holder to call a special meeting of the Company’s stockholders and (ii) the ability of the Holder to propose to remove, or vote to remove, any director of the Company, and (b) shorten the term of the standstill provisions included therein and applicable to the Holder and its affiliates specified therein so that they will terminate no later than the second anniversary of the Closing Date. The foregoing description of the Amendment and Waiver to Board Representation and Standstill Agreement is a summary only and is qualified in its entirety by reference to the text of the Amendment and Waiver to Board Representation and Standstill Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In addition, as previously disclosed, pursuant to the terms of the Securities Exchange Agreement, effective as of the closing thereunder, the Registration Rights Agreement dated as of December 4, 2015 by and between the Company and the Holder (the “Registration Rights Agreement”) was amended to include within the definition of Registrable Securities (as defined therein) for certain purposes thereunder the shares of Common Stock issued to the Holder in the Exchange Transaction. The foregoing description of the amendment to the Registration Rights Agreement is a summary only and is qualified in its entirety by reference to the text of the amendment included in Section 7.12 of the Securities Exchange Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 20, 2021 and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

Securities Exchange Agreement

In connection with the closing of the Exchange Transaction, the Company and the Holder entered into a termination agreement dated September 27, 2021 with respect to the Securities Exchange Agreement, dated as of October 18, 2018 (the “2018 Securities Exchange Agreement”), pursuant to which the Company and the Holder terminated the 2018 Securities Exchange Agreement and any amendment, annexes or exhibits thereto in all respects as of the Closing Date and agreed that no party thereto shall have any surviving obligations, rights or duties thereunder. The 2018 Securities Exchange Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 19, 2018 and is incorporated herein by reference.

Securities Purchase Agreement

In connection with the closing of the Exchange Transaction, the Company and the Holder entered into a termination agreement dated September 27, 2021 with respect to the Securities Purchase Agreement, dated as of December 4, 2015 (the “Securities Purchase Agreement”), pursuant to which the Company and the Holder terminated the Securities Purchase Agreement and any amendment, annexes or exhibits thereto in all respects as of the Closing Date and agreed that no party thereto shall have any surviving obligations, rights or duties thereunder. The Securities Purchase Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 8, 2015 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

Pursuant to the Securities Exchange Agreement, on the Closing Date, the Company issued 49,066,005 shares of Common Stock to the Holder in exchange for all of the outstanding Series E-1 Preferred and Series F-1 Preferred held by the Holder. The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for the issuance of the Common Stock in the Exchange Transaction described above.

Item 5.01	Changes in Control of Registrant

On the Closing Date, pursuant to the Exchange Transaction, the Holder acquired 49,066,005 shares of the Company’s Common Stock in exchange for all of the shares of Series E-1 Preferred and Series F-1 Preferred held by the Holder, which resulted in the Holder beneficially owning 53,135,329 shares of the Company’s Common Stock, or approximately 67% of the issued and outstanding Common Stock of the Company as of such date. The foregoing does not include the approximately 1,220,797 shares of Common Stock that are expected to be issued to the Holder on October 8, 2021 in connection with the Company’s previously announced special dividend of 0.3 shares of Common Stock for every one share outstanding on the record date of September 24, 2021 (the “Special Dividend”). The Holder maintains certain rights to, among other things, designate nominees for election as directors of the Company and set forth in the Board Representation and Standstill Agreement dated as of December 4, 2015, as amended on October 26, 2017 and October 18, 2018 and as further amended by the Amendment and Waiver to Board Representation and Standstill Agreement dated September 27, 2018. The Board Representation and Standstill Agreement is attached as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 8, 2015, the amendment thereto date October 26, 2017 is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 26, 2017, the additional amendment thereto dated October 18, 2018 is attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 19, 2018, and the Amendment and Waiver to Board Representation and Standstill Agreement dated September 27, 2021 is attached hereto as Exhibit 10.1, and in each case is incorporated herein by reference.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment and Waiver to Board Representation and Standstill Agreement, dated as of September 27, 2021, by and among the Company, the Holder and the other parties thereto.

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2021

LSB INDUSTRIES, INC.

By:	/s/ Michael J. Foster
Name: Michael J. Foster Title: Executive Vice President and General Counsel